THE DEVCAP SHARED RETURN FUND
                        CHANGING THE WAY THE WORLD WORKS

                            [PICTURE APPEARS HERE]

                                 ANNUAL REPORT
                                 JULY 31, 1997


                        [LOGO] DEVCAP DEVELOPMENT CAPITAL
                        GLOBALLY RESPONSIBLE INVESTMENTS

                                                             September 19, 1997

Dear Shareholder:

  We are pleased to present to you the DEVCAP Shared Return Fund's Annual Re-port for the year ended July 31, 1997. The U.S. economy continued to grow in strength and competitiveness on a global scale in this past year, bringing about the greatest bull market in history. Shareholders in the DEVCAP Shared Return Fund were able to participate in the rewards as the stock market broke ever higher ground. For its fiscal year ended July 31, 1997, the DEVCAP Shared Return Fund enjoyed a total return of 51.57%*. This figure very closely mir-rors broad market behavior and [approaches] exceeds the return for the Standard and Poor's 500 of 52.14% and [exceeds] average growth fund tracked by Lipper Analytical Services, Inc. of 42.93% for the same period.

  Assets in the Fund grew considerably in 1997, a result of both market appre-ciation and strong growth in the number of first-time investors in the Fund. In a demonstration of its continued confidence in DEVCAP, Catholic Relief Services made a $3 Million investment in the Fund in July. Total assets in the Fund now exceed $5.2 Million.

  As assets under management increase, the amount of donations to the Fund's nonprofit sponsors also increases. In December of last year the DEVCAP Shared Return Fund collected over $74,000 in donations to support the businesses of microentrepreneurs in developing regions over five continents. If the market remains at its current level, we expect donations to more than double this year.

  The Fund maintains its commitment to pursuing higher standards of corporate accountability through both its social screens and by actively voting its proxies. In partnership with the Fund's advisor, Kinder, Lydenberg, and Domi-ni, Inc. (KLD), the Fund supports shareholder resolutions to affect positive changes in corporate policy and discourage any policies or practices that ap-pear to threaten the common good. Through years of dialogue with corporate management teams and the continued application of social criteria, sharehold-ers have been able to help corporations understand the importance of a posi-tive social and environmental agenda. We include in this report, KLD's review of several socially responsible companies that are implementing ground-break-ing strategies designed to benefit the communities they serve.

  If you have any questions or comments about your investment in the DEVCAP Shared Return Fund, please do not hesitate to contact us at (800) 371-2655. We appreciate your continued support of DEVCAP and value your opinions. We be-lieve that the next year holds much promise for the Fund, and look forward to continuing our partnership with you to provide hope to an even greater number of working poor.

                  Sincerely,

                  /s/ Joseph N. St. Clair

                  Mr. Joseph N. St. Clair
                  President

* The performance information quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an in-vestment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                    COMPARISON OF $10,000 INVESTMENT IN THE
                DEVCAP SHARED RETURN FUND/(1)/ AND S&P 500/(2)/

                                  [LINE GRAPH]

[PLOT POINTS GENERATING GROWTH OF INVESTMENT AND INDUSTRY COMPARISON]

DATE              S&P 500        DEVCAP
MONTH/            DOLLARS        DOLLARS
YEAR            (THOUSANDS)    (THOUSANDS)
-----             -------        ------
6/91             10,000.00      10,000.00
7/91             10,465.70      10,498.53
10/91            10,674.88      10,556.57
1/92             11,203.28      11,205.11
4/92             11,454.23      11,177.12
7/92             11,801.92      11,678.43
10/92            11,736.87      11,912.80
1/93             12,386.89      12,693.70
4/93             12,510.53      12,397.75
7/93             12,829.98      12,720.76
10/93            13,486.75      13,334.55
1/94             13,978.90      13,597.40
4/94             13,174.70      12,839.45
7/94             13,491.02      12,964.12
10/94            14,007.09      13,401.20
1/95             14,052.53      13,487.83
4/95             15,472.00      14,646.36
7/95             17,008.21      16,072.30
10/95            17,706.34      16,697.44
1/96             19,479.20      17,998.76
4/96             20,142.09      18,556.47
7/96             19,823.67      18,100.17
10/96            21,970.19      20,043.69
1/97             24,607.55      22,562.85
4/97             25,202.21      23,239.40
7/97             30,153.87      27,433.99

[TEXT WITHIN GRAPH:

AVERAGE ANNUAL TOTAL RETURN
1 Year ended 7/31/97:  51.57%
5 Years ended 7/31/97:  18.63%
Inception (6/3/91) to 7/31/97:  16.83%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.]

(1) The DEVCAP Shared Return Fund performance prior to October 19, 1995 (com-mencement of investment operations) is the investment return of the Domini Social Index Portfolio adjusted for the expenses of the Fund.

(2) The performance information in this chart represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    The Portfolio began investing in the stocks comprising the Domini 400 Social Index on June 3, 1991. The above chart begins on June 30, 1991.

COMMUNITY

  Communities around the world are pressing for socially responsible corporate policies with regard to environmental practices, labor agreements and working conditions. But sustainable community development does not stop there. A healthy community requires investment in its people, its places and its insti-tutions. The text below is representative of the innovative community initiatives which corporations are supporting throughout the country. It is by no means all inclusive, but we hope it gives you a sense of what socially re-sponsible companies can and are doing to improve the quality of life for their surrounding communities as well as under served populations around the coun-try.

  All the companies whose stock is held by the Domini Social Equity Portfolio meet multiple standards for corporate accountability. We avoid companies in the business of manufacturing alcohol and tobacco products as well as those that provide gambling services or equipment. We seek to avoid companies that sell weapons or are in the nuclear power industry. In addition, we evaluate a company's social profile by weighing both strengths and weaknesses in the areas of community impact, employee relations, the environment, product safety and usefulness, non-U.S. operations, and diversity.

  The "bellwether" issues Kinder, Lydenberg, Domini & Co., Inc. (KLD) evalu-ates to identify strengths and weaknesses within the area of Community follow.

AREAS OF STRENGTH:

A. GENEROUS GIVING

    The company has consistently given over 1.5% of trailing three-year net earnings before taxes (NEBT) to charity, or has otherwise been notably gen-erous in its giving. Major Strength if over 5%.

B. INNOVATIVE GIVING

    The company has a notably innovative giving program that supports non-profit organizations such as those promoting self-sufficiency among the ec-onomically disadvantaged. Companies that permit nontraditional federated charitable giving drives in the workplace are often noted in this section as well.

C. SUPPORT FOR HOUSING

    The company is a prominent participant in public/private partnerships that support housing initiatives for the economically disadvantaged, e.g., the National Equity Fund or the Enterprise Foundation.

D. SUPPORT FOR EDUCATION

    The company has either been notably innovative in its support for prima-ry- or secondary-school education, particularly for those programs that benefit the economically disadvantaged, or the company has prominently sup-ported job training programs for youth.

AREAS OF CONCERN:

A. INVESTMENT CONTROVERSIES

    The company is a financial institution whose local investment practices have led to controversies, particularly ones related to the Community Rein-vestment Act.

B. NEGATIVE ECONOMIC IMPACT

    The company's actions have resulted in major controversies concerning the company's economic impact on the community. These controversies can include issues related to plant closings, plant siting, "put-or-pay" contracts with trash incinerators, or other company actions that adversely affect the quality of life, tax base, or property values in the community.

  Below are listed Domini 400 Social Index stocks which receive a major strength for their contribution to the community and receive no major concern in any of the other issue areas.

  AMERITECH is a telephone holding company which serves Illinois, Indiana, Michigan, Ohio, and

Wisconsin. The company has a long history of supporting education through its charitable giving programs. In 1995 it emphasized the connection of education to technology with a $10 million program in Michigan to provide discount ac-cess rates for public schools to the Internet and training for teachers and students. A grant of $165,000 was given to Associated Colleges of Illinois to explore new ways to use technology in education. Ameritech makes annual $10,000 grants to 20 colleges to attract and support older students, minori-ties, and disadvantaged students. In 1994 Ameritech estimated it made approxi-mately $30 million of in kind donations, primarily telecommunications equip-ment to schools for distance learning programs. In 1995 the company initiated a program to donate up to $1,000 per organization where employees volunteer eight or more hours per month. Ameritech requires that participants in some of its management development programs do one half-day of community service.

  AT&T is a provider of long distance telecommunications services. In November 1996, the company adopted a policy under which all of its approximately 128,000 employees became eligible to take one paid day off each year to volun-teer with nonprofit organizations. Many companies provide time off for employ-ees to volunteer, but it is unusual for a firm with such a large workforce as AT&T's to actively encourage all employees to participate in volunteering. Through its AT&T CARES (Community Awards Recognizing Employee Service) pro-gram, the company allows employees who volunteer more than 50 hours per year with nonprofit organizations to request a company grant of $250 for these or-ganizations. This program was initiated in 1995, and during its first year made 400 grants. Through a project dubbed the AT&T Learning Network, the com-pany initiated a program in November 1995 to provide $150 million over five years to help virtually all elementary and secondary schools in the U.S. ob-tain free Internet access and voice-messaging services. The company is also a notably strong supporter of the arts and made grants in 1996 to several re-gional theaters.

  BEN & JERRY'S manufactures and markets premium ice cream, frozen yogurt, and sorbet. The company's operations are located primarily in Vermont. The company's record of charitable donations has been exceptionally generous, with a target of 7.5% of pretax earnings. Employee teams at each of the company's five Vermont sites contribute a day of company time to a community project they choose. These include building a playground structure, a nature trail, and a building for a community-run ski area. The firm's foundation is remark-able in the corporate community for the innovation of its giving. Among 1995 recipients of its grants were the Ward Valley Project to stop the proposal for a nuclear waste dump in Ward Valley, California, Black Workers for Justice in Rocky Mountain, North Carolina; the Dakota Rural Action group, a grassroots advocacy group seeking to reform government policies that lead to shipping hazardous waste and radioactive waste to rural and impoverished communities for disposal; and Pasture Management Outreach in Vermont, working for ecologi-cally and economically beneficial farming. The company has an alliance with the Children's Defense Fund to help raise awareness of children's needs. Ben & Jerry's has given time off and training to its employees to work with the Ver-mont Campaign to End Childhood Hunger. This organization promotes the imple-mentation of school breakfasts in Vermont public schools.

  In 1995 the company reorganized the foundation so that the nine-member board is composed of company employees chosen by their peers. Fifty percent of foun-dation giving is distributed nationally by the foundation board, 35% by em-ployee-headed community action teams to programs in Vermont, and 15% by the corporation to support groups such as Business for Social Responsibility. Since 1991 the company has paid premium prices (based on a five-year average of past prices) for milk and cream throughout the year to support Vermont farmers, commenting that "we cannot, in good conscience, underpay our family farm suppliers to the point that their livelihood is threatened."

  COCA COLA manufactures and markets soft drinks for the U.S. and the interna-tional markets and manufactures and distributes foods, primarily juices.

The company is a supporter of the First Nations Development Institute, a com-munity economic development organization that focuses on helping native Ameri-cans build sound, sustainable reservation economies. In 1993 the company made a $1 million grant to the United States Holocaust Memorial Museum in Washing-ton, D.C. In 1989 the Coca Cola Foundation committed $50 million over ten years to improve and support education. As of mid-1996, the foundation had ex-ceeded this amount. The program focuses on arts and science, urban, and envi-ronmental education, global education programs, minority scholarships, and teacher preparatory programs. As of mid-1996, the foundation had committed $2 million to the Valued Youth Program, which trains young people at risk of dropping out of high school to serve as tutors and mentors for middle school students. The foundation planned to expand the program to six other cities in 1996 and 1997. The company is a major contributor to the Atlanta Neighborhood Development Partnership (ANDP), one of several community development organiza-tions established around the time Atlanta won its bid to host the 1996 Olym-pics. In 1995 the company donated $300,000 to ANDP to identify and preserve low-cost housing for low- to middle-income families.

  WALT DISNEY is an entertainment company which produces and distributes films, musical records and television programs; and operates the ABC televi-sion network, theme parks and the Disney stores. While Disney does not dis-close charitable giving figures, according to the Corporate Giving Watch news-letter, the company contributes $20 million annually to local charities, mainly focusing on children, families, education, environmental conservation, and the arts. In early 1997, Disney announced its employees would provide one million volunteer hours with nonprofit organizations through the year 2000. As part of this program, employees of The Disney Store will work closely with the Boys and Girls Clubs of America. In June 1996, Disney announced that it would open a store in the Harlem USA Development Project shopping mall. The company has agreed to hire store managers and staff from Harlem. In 1995 the company agreed to work with five federal agencies to bring recreational equipment and an outdoor camping experience to city youth as part of the Wonderful Outdoor World (WOW) project. The company is a supporter of the Pediatric AIDS Founda-tions. One of the company's ice hockey rinks in Anaheim facilitates an inner-city youth program called Growth Opportunities through Athletics, Learning and Service (GOALS). Established by Disney as a public charity in 1994, the pro-gram works with several hundred underprivileged children each year. The Disney-sponsored Challenge Program in Florida aims to keep at-risk youth in school through a work/study arrangement based at the Magic Kingdom and Disney University.

  In 1996 Disney was a major contributor to the New York Public Library. The company also pledged $2 million to the Orlando Performing Arts Center to build a new complex in downtown Orlando. The company funds 20 four-year university scholarships each year for high school seniors in Florida, and since 1990 it has sponsored the annual American Teacher Awards, which are televised on The Disney Channel.

  FANNIE MAE (Federal National Mortgage Association) provides liquidity to the home mortgage markets by buying mortgages from lending institutions and issu-ing mortgage-backed securities, thereby creating a secondary market for these mortgages. Since 1991, under the leadership of its director, Harriet Ivey, Fannie Mae's foundation has initiated an innovative series of major multi-year grants. In 1994 the company announced that it would commit $1 million over five years to support preventative and primary clinical health services for economically disadvantaged women. In 1994 the company contributed $1.7 million toward the establishment of the National Center for Lead Safe Housing which is dedicated to preventing lead poisoning in children. Also in 1994, the company made $1.29 million in grants to housing counseling organizations and committed $1 million to high school education programs examining the roles of racism and tolerance in society. The company is a supporter of the First Nations Develop-ment Institute, a community economic development organization that focuses on helping native Ameri-cans build sound, sustainable reservation economies. In 1995 Fannie Mae was one of twenty corporations to provide first-year funding for the Minority Business Center. In December 1995, Fannie Mae announced plans to contribute $350 million to its foundation as part of a broad plan to expand national af-fordable housing and anti-discrimination programs. The foundation expects to be able to donate between $50 million to $70 million a year as a result of this new capital. In March 1995, Fannie Mae announced that it would commit $1 trillion in financing through the year 2000 to purchase mortgages from minor-ity and low-income neighborhoods. According to a June 1994 Business Week arti-cle, some $850 billion of this amount would already be available under the company's current lending guidelines, but Fannie Mae planned to loosen its criteria for other mortgages that it purchases. Some low-income home buyers would only be required to make a 3% downpayment, for example.

  Fannie Mae's foundation is one of few corporate foundations to make program related investments (PRIs). PRIs are low-interest loans or investments with below-market-rate returns made by foundations to nonprofit organizations whose mission meets the foundation's goals. For example, a foundation PRI may con-sist of a loan to help capitalize a revolving loan fund for affordable housing run by a community organization. The foundation makes the PRI with its assets, usually expects a modest return on this investment, and eventually expects the investment to be returned to its asset base. In 1994 Fannie Mae made a commit-ment to place some $9.7 million in PRIs through 1996. This is a highly unusual decision within the corporate foundation world. The company's foundation had approximately $22.1 million in assets at that time.

  GENERAL MILLS processes and markets packaged foods. In FY 1996, the General Mills Foundation donated 2.85% ($16 million) of trailing three-year net earn-ings before taxes (NEBT) to charity. The foundation has as a giving target 3% of domestic pretax earnings. Forty percent of foundation contributions go to operating support of existing programs, which is unusual for foundations and indicates the company's long-term commitment to communities. General Mills' support for volunteerism includes a program at corporate headquarters that links the skills of employees and retirees with the needs of community groups. In 1997 General Mills plans to initiate an innovative educational grants pro-gram. At certain secondary schools in Minneapolis, Minnesota, and Toledo, Ohio, students from 8th through 12th grades will be able to apply each year for up to $2,000 in scholarship funds which, when awarded, will be set aside for their college education. At the same time, the secondary schools them-selves will be eligible for comparable grants as part of this program. In 1996 over one-third of foundation giving went to pre-collegiate education, an in-crease from 13% in 1994. Contributions included $100,000 to the Albuquerque public schools and $30,000 to the Minneapolis Youth Trust school partnerships. The company is supplying significant funding for a project of the Executive Leadership Council, formed by leading African American corporate executives. The key demonstration project provides information technology transfer to his-torically black colleges and universities. The company also provides matching grants for employee contributions to educational and other nonprofit institutions.

  HASBRO manufactures and markets toys and related items, including games and preschool and infant products. Grants in 1995 included a program to create safe children's play gardens within existing community gardens and a program in Missouri providing services for homeless preschoolers and their families, including day care and family therapy. In 1996 Hasbro's Children's Foundation grants included $25,000 to a math and science program for elementary and mid-dle school girls in East Harlem, New York, and $40,000 for remedial reading specialist at Boys Harbor in New York. Grants in 1995 included funding for a literacy project for Navajo youth and a program in the public schools of Eu-gene, Oregon, providing computer training and family trips for low-income par-ents to help their children succeed in school. In 1994 Hasbro added five new schools to its program focused on community-centered education.

The company has maintained its headquarters in Pawtucket, Rhode Island, a city which has been economically depressed for several years. Hasbro's charitable giving in Rhode Island has also been substantial. The firm is a member of Businesses for Social Responsibility, a trade association in Washington, D.C., that seeks to increase corporate responsibility in the U.S. In 1996 Hasbro joined an innovative private-public partnership in Rhode Island to encourage businesses to offer employee benefits to adoptive or foster parents. Hasbro has offered adoption benefits for several years.

  HOME DEPOT operates retail do-it-yourself home improvement stores. In 1995 the company's volunteer program, called Team Depot, received the 1995 Presi-dent's Service award in recognition of innovation, mobilization of volunteers, and ongoing community involvement to meet community needs. Suzanne Apple, as director of community affairs, coordinates the teams that contribute to such programs as City of Hope for cancer research, disaster relief programs, and INROADS, an internship program for at-risk youth. In 1995 the company donated $100,000 worth of merchandise for rescue efforts in the Oklahoma City bombing in 1995. In August 1994, the company announced a donation of $2 million in cash and $2 million in products and services to sponsor the August 1996 Paralympic Games for athletes with physical impairments. The company is also a sponsor of City Year programs in Boston, Chicago, and San Jose. The company has invested in several affordable housing public/private partnerships, in-cluding Greater Miami Neighborhoods and the Long Island Housing Partnership. As of 1995, the company's volunteers had participated in 60 Habitat for Human-ity construction projects. In 1995 approximately 42% of the budget went to housing and 25% to at-risk youth. The company matches employee charitable do-nations dollar for dollar up to $500. In 1994 the company decentralized its charitable giving program and allocated the funds to store managers, who in turn decided what community endeavors to support.

  MAY DEPARTMENT STORES COMPANY operates 346 department stores nationwide, in-cluding eight regional chains. In FY 1995 the company donated 1.6% ($14 mil-lion) of trailing three-year net earnings before taxes (NEBT) to charity. The company is a national sponsor of the Older Adult Service and Information Sys-tem (OASIS), an organization that services the elderly, and provides permanent meeting areas in its department stores for OASIS centers. There are currently 43 centers throughout the country. In 1995 May contributed over $850,000 to the OASIS Institute in St. Louis, Missouri, and $250,000 for the OASIS intergenerational tutoring program in St. Louis. In 1995 company donations to AIDS service organizations was approximately $250,000, including $200,000 to the National Community AIDS Partnership in Washington, D.C. In 1995 the com-pany reported that it contributed $140,000 to the St. Louis Equity Fund, a Lo-cal Initiatives Support Coalition (LISC) fund that supports low-income housing in the St. Louis metro area and $200,000 to the Regional Housing Alliance of St. Louis. In addition, May contributed $190,000 to the Young Womens Christian Association, $165,000 to INROADS, and $125,000 to the Make-A-Wish Foundation; and $67,000 for breast cancer research in New York and Virginia.

  MEDTRONIC manufactures and markets medical products for slow, irregular, and fast heartbeats, vascular and cardiac surgery, including angioplasty catheters and heart valves, and neurostimulation products and drug administration sys-tems. In FY 1997, the company donated 1.5% ($7.1 million) of trailing three-year net earnings before taxes (NEBT) to charity. Medtronic also made product donations valued at $1.4 million. The majority of the company's donations are directed toward education with a focus on science for pre-collegiate students. Education is supported through the STAR (Science and Technology are Rewarding) program which aims to improve K-12 science education. The program has expanded from the Minneapolis and St. Paul, Minnesota, schools, and as of 1996 sup-ported more than 100 projects involving over 128,000 students and teachers. The program also targets economically disadvantaged, female, and minority stu-dents. In 1995 the STAR program was recognized by the Confer-ence Board as the best in its class for innovative corporate-sponsored educa-tion programs.

  POLAROID designs, manufactures, and markets instant photographic cameras, films, electronic imaging devices, and polarized filters and lenses. In 1995 the company donated approximately $2.3 million through grants, scholarships, matching contributions, and in-kind gifts to charity. Historically, Polaroid's charitable giving has consistently exceeded 1.5% of earnings. A committee of 50 employees from all levels of the company allocates its charitable dona-tions. More than most other U.S. corporations, Polaroid has supported initiatives to address domestic violence. Grants to community organizations and programs in 1994 included $30,000 to Cambridge Community Services, $40,000 to Community Works, $25,000 to the Neighborhood Development Support Collabora-tive of Boston, and $25,000 to People Acting in Community Endeavors. In 1993 it funded the start of the Jane Doe Safety Fund, a project of the Massachu-setts Coalition of Battered Women's Service Group. It is participating in a Harvard School of Public Health study of ten corporate Employee Assistance Programs attempting to grapple with the effects of domestic violence in the workplace. Polaroid's CEO project encourages local businesses to adopt women's shelters. The company has also sponsored several educational symposia on do-mestic violence. Polaroid has been a sponsor of KidCare, a children's safety project of the National Center for Missing and Exploited Children. The company contributes its film and cameras for the creation of photo IDs for children and takes part in training events.

  PROCTER & GAMBLE manufactures and markets laundry and cleaning products, pa-per products, beauty care products food and beverages, and health care prod-ucts. In FY 1995, the company donated 1.60% ($41.85 million) of trailing three-year net earnings before taxes (NEBT) to charity, down from 2.17% the previous year. That year Procter & Gamble also made in-kind donations it val-ues at approximately $12.87 million. Contributions in FY 1996 included $1,302,450 for Cincinnati K-12 Education Initiatives/Programs (up from $707,150 the previous year) and $20,000 for the Leadership Conference on Edu-cation Reform. Among its other education-related grants that year were $460,000 to the United Negro College Fund, $60,000 to Tuskegee University, and $50,000 to the National Action Council for Minorities in Engineering. The com-pany is also a strong supporter of the Cincinnati Youth Collaborative. Among the company's other FY 1996 grants were $365,000 to the National Council of Negro Women, $50,000 to the Colorado's Children's Campaign, $40,000 to the Children's Defense Fund, and $70,000 to Second Harvest. In August 1996, it contributed $500,000 to the National Urban League's Youth Development Fund. Its FY 1995 grants included $5 million to a job creation and community devel-opment project in Norwich, New York, to support economic development in that city and $215,000 to the Nature Conservancy. The company is a strong supporter of the arts in its headquarters city of Cincinnati, Ohio.

  TIMBERLAND manufactures and markets footwear and accessories and apparel un-der the Timberland brand name. In 1995 Timberland became the largest private contributor of funds to City Year, a Boston-based community service organiza-tion for young adults, by pledging $5 million over five years. City Year has been widely praised as an "urban peace corps" that recruits young people to work on human service projects with city agencies. Timberland has also launched a line of apparel and accessories labeled "City Year Gear." The prof-its are divided between City Year and the company stores for a community serv-ice fund. In addition to its financial support for City Year, Timberland has developed a highly unusual relationship with this nonprofit organization. The company has used City Year personnel to provide diversity training for Timber-land's employees. The company provides City Year members with a full line of clothing and footwear. Jeffrey Swartz serves on City Year's board of direc-tors.

  Timberland has a notably strong employee volunteer program. It allows all full time and part time employees up to 32 hours annually to work on community service projects, half of which are chosen by the company and half by the employee. The firm stresses to all its employees that volunteerism is part of the company culture through a number of means, including publication of a company newsletter that focuses on its volunteer efforts. In 1992 the company initiated a worldwide ad cam-paign aimed at counteracting a rising tide of racism, particularly in Germany. The campaign had as its slogan "Give Racism The Boot."

  VERMONT FINANCIAL SERVICES CORP is a holding company whose subsidiaries pro-vide banking services in Vermont. In addition to traditional banking services, the bank offers the Socially Responsible Banking Fund which accounted for ap-proximately 10% of total FY 1995 deposits. In 1995 the company donated 1.93% ($225,000) of trailing three-year net earnings before taxes (NEBT) to charity. In 1996 the bank's Socially Responsible Banking (SRB) Fund committed another $2 million to support low-income housing in the Rutland area. It had already committed $1.25 million for 17 units in the Rutland area in 1994. In 1995 the SRB Fund provided a $925,000 loan as well as a grant of $325,000 to the Lake Champlain Housing Development Corporation for construction of 28 low-to-moder-ate-income housing units in Burlington. The project is structured as a cooper-ative, so that each tenant assumes a portion of the mortgage. In 1989 Vermont National Bank established the SRB Fund which enables depositors to earmark their deposits for loans to local enterprises and projects that have positive community impact. Flexible loans are made in five community areas, including affordable housing, education, agricultural, conservation and environmental, and small and dual bottom line businesses.

  In 1996 the SRB Fund established a revolving loan fund for Vermont organic farmers to obtain small, low interest loans for purchase of small equipment and other needs. The SRB Fund also provided 0% loans for a specialty cheese manufacturer, who in turn made 0% loans to local goat farmers. Other loans in-cluded a mortgage for a parent child center. Funding in 1994 and 1995 included financial advice and a mortgage that fostered the survival of an art therapy program in North Bennington, Vermont, and loans to an organic dairy business. Through its SRB Fund the bank provides significant support for low-income housing in Vermont. The bank also offers two affinity credit cards. For one card, a portion of each purchase made is donated to Coop America, a nonprofit organization promoting cooperatively owned businesses in the U.S. and abroad. For the other card, 1% of the users' purchases go to nonprofit organizations providing a range of services to children in Vermont.

  WACHOVIA is a regional banking company with operations in North Carolina, Georgia, South Carolina. The bank provided retail banking for individuals, small businesses, and corporations. According to a 1996 study by the Community Reinvestment Performance Ratings of CANICCOR, a church-supported nonprofit group specializing in the analysis of federal data on bank mortgages, the company's federal Community Reinvestment Act (CRA) performance examinations for 1994 were 50% above the industry average. CRA performance evaluations are conducted each year by federal regulators to establish the banking industry's record of meeting community credit needs. In 1994 CRA evaluations resulted in "Outstanding" ratings at all Wachovia subsidiary banks. The Wachovia Bank of North Carolina has received this rating for three consecutive years. Wachovia has invested in low-income housing tax credits and equity financing for low-income multifamily housing. In 1995 total investments in these properties amounted to $12.6 million, including $500,000 to the Atlanta Housing Equity Fund and $5 million to the North Carolina Equity Fund for similar investments. Wachovia also participates in the North Carolina Community Investment Corpora-tion and the Delaware Community Investment Corporation, funds that provide long-term mortgage loans for affordable multifamily properties. Charitable do-nations in 1995 included a second payment of $300,000 to the Atlanta Neighbor-hood Development Partnership for renovations of low-to-moderate-income neigh-borhoods,

$200,000 to the East Lake Community Foundation in Atlanta and $125,000 to At-lanta projects, $425,000 to Greenville, South Carolina, $30,000 to the Local Initiatives Support Corporation, and $200,000 to Habitat for Humanity.

  WHIRLPOOL manufactures and markets major appliances including home laundry appliances, home refrigerators and air conditioners, and other home appliances. Among its major brand names are Whirlpool, Kenmore, KitchenAid, and Speed Queen. In 1996 the company donated 1.5% ($4.6 million) of trailing three-year net earnings before taxes (NEBT) to charity. In 1996 and 1995 Whirlpool made substantial contributions to numerous innovative programs supporting women. In 1996 the company gave $20,000 to the Young Womens Christian Association for a 24-hour resource and referral line for women, $20,000 to the National Hispana Leadership Institute to evaluate and duplicate a training program for Hispanic women, and $24,000 over three years to the Raintree Girl Scout Council of Ev-ansville, Indiana, to support anti-bias programs on cultural diversity for young girls. In 1996 the company donated $73,950 to the Eleanor Roosevelt Fund of the American Association of University Women Educational Foundation which supports women schoolteachers nationwide who are committed to promoting gender equity in the classroom. In 1996 and 1995, the company respectively donated $75,100 and $129,000 to the Andrews University Center for Intercultural Rela-tions to promote greater awareness and sensitivity to people from different ethnic and cultural backgrounds in the Benton Harbor and St. Joseph, Michigan, area. In 1995, the company donated $82,000 over three years to the 9-to-5 Work-ing Women Education Fund in Milwaukee for the professional development of women in non-management positions, $200,000 to the Families and Work Institute for the research of social issues impacting women, and $100,000 over two years to the Family Violence Prevention Fund.

DEVCAP SHARED RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investment in Domini Social Index Portfolio, at value (Note 1) $2,257,956
  Receivable for Fund shares sold                                 3,001,650
  Deferred organization expenses (Note 1)                            35,764
  Receivable from affiliate (Note 2)                                 34,816
                                                                 ----------
    Total Assets                                                  5,330,186
                                                                 ----------
LIABILITIES:
  Payable for Fund shares redeemed                                      661
  Accrued expenses                                                    3,960
                                                                 ----------
    Total Liabilities                                                 4,621
                                                                 ----------
NET ASSETS                                                       $5,325,565
                                                                 ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                $4,694,770
  Accumulated net investment loss                                    (4,475)
  Accumulated net realized gain from Portfolio                        4,804
  Net unrealized appreciation from Portfolio                        630,466
                                                                 ----------
NET ASSETS                                                        5,325,565
                                                                 ==========
SHARES OUTSTANDING                                                  328,314
                                                                 ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE ($5,325,565 / 328,314 SHARES)                         $    16.22
                                                                 ==========

                       See Notes to Financial Statements

DEVCAP SHARED RETURN FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1997

--------------------------------------------------------------------------------

NET INVESTMENT INCOME FROM PORTFOLIO:
  Investment income from Portfolio                              $ 22,693
  Expenses from Portfolio                                         (3,494)
                                                                --------
    Net investment loss from Portfolio                            19,199
EXPENSES (NOTES 1 AND 2):
  Transfer agent fee                                    26,204
  Registration fees                                     11,950
  Amortization of organization expenses (Note 1)        11,129
  Servicing and fund accounting agent fee (Note 2)       9,500
  Insurance                                              8,060
  Professional fees                                     10,500
  Printing                                               2,500
  Administration fees (Note 2)                           2,910
  Trustee fees and expenses                              1,243
                                                       -------
    Total Expenses                                      83,996
    Less:  Reimbursement of expenses (Note 2)          (61,675)
                                                       -------
    Net Expenses                                                  22,321
                                                                --------
NET INVESTMENT INCOME                                             (3,122)
                                                                --------
NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO
  Net realized gain from Portfolio                                 3,813
  Net change in unrealized appreciation from Portfolio           628,098
                                                                --------
  Net realized and unrealized gain from Portfolio                631,911
                                                                --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $628,789
                                                                ========

                       See Notes to Financial Statements

DEVCAP SHARED RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            FOR THE PERIOD
                                                           OCTOBER 19, 1995
                                             FOR THE YEAR    (COMMENCEMENT
                                                 ENDED     OF OPERATIONS) TO
                                             JULY 31, 1997   JULY 31, 1996
                                             ------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss                         $   (3,122)      $ (1,353)
  Net realized gain from Portfolio                 3,813          2,050
  Net change in unrealized appreciation          628,098          2,368
                                              ----------       --------
  Net increase in net assets from operations     628,789          3,065
                                              ----------       --------
Dividends to shareholders from net realized
 gain                                             (1,059)           --
                                              ----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of shares                4,167,358        641,519
  Payments for shares redeemed                  (113,074)        (1,967)
  Net asset value of shares issued in
   reinvestment of distributions                     934
                                              ----------       --------
    Net increase in net assets from capital
     share transactions                        4,055,218        639,552
                                              ----------       --------
      Total Increase in net assets             4,682,948        642,617
NET ASSETS:
  Beginning of period                            642,617            --
                                              ----------       --------
  End of period (including accumulated net
   investment loss of $4,805 and $1,353,
   respectively)                              $5,325,565       $642,617
                                              ==========       ========
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Sold                                           277,132         21,845
  Redeemed                                        (8,894)           (89)
  Reinvested                                          74            --
                                              ----------       --------
  Net increase                                   268,312         21,756
                                              ==========       ========

                       See Notes to Financial Statements

DEVCAP SHARED RETURN FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                            FOR THE PERIOD
                                                           OCTOBER 19, 1995
                                          FOR THE YEAR     (COMMENCEMENT OF
                                             ENDED          OPERATIONS) TO
                                       JULY 31, 1997(/3/)   JULY 31, 1996
                                       ------------------  ----------------
Net Asset Value, beginning of period        $ 10.71            $  10.00
                                            -------            --------
Income from investment operations:
  Net investment income                       (0.03)              (0.02)
  Net realized and unrealized gain on
   investments                                 5.55                0.73
                                            -------            --------
Total income from investment
 operations                                    5.52                0.71
                                            -------            --------
Less distributions from net realized
 gain                                         (0.01)                --
                                            -------            --------
Net Asset Value, end of period              $ 16.22            $  10.71
                                            =======            ========
Ratios/supplemental data
  Total return                               51.57%               7.10%
  Net Assets, end of period (in 000's)      $ 5,326            $    643
  Ratio of expenses to average net
   assets                                     1.75%/(1)/          2.50%/(1,2)/
  Ratio of net investment income to
   average net assets                         (0.21)/(1)/       (0.54)%/(1,2)/
--------
/(1)/Reflects the Fund's proportionate share of the Portfolio's expenses as well as reimbursements by agents of the Fund. Had the reimbursements not occured, the ratios of expenses and net investment income to average net assets would have been as follows:

  Ratio of expenses to average net
   assets                                     5.93%               26.3%/(2)/
  Ratio of net investment income to
   average net assets                       (4.39)%            (24.34)%/(2)/

/(2)/Annualized.

/(3)/Calculated based on average shares outstanding.

                       See Notes to Financial Statements

                           DEVCAP SHARED RETURN FUND
                         NOTES TO FINANCIAL STATEMENTS

                           YEAR ENDED JULY 31, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. DEVCAP Shared Return Fund (the "Fund") is a series of DEVCAP Trust and is registered as an open-end man-agement investment company under the Investment Company Act of 1940.

  The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 0.8% at July 31, 1997). The financial statements of the Portfolio are included elsewhere in this report and should be read in con-junction with the Fund's financial statements. The Fund became effective on September 13, 1995, and commenced investment operations on October 19, 1995.

  The presentation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sures of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Ac-tual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

  A. VALUATION OF INVESTMENTS. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income daily, net of Portfolio expenses, on its investment in the Portfolio. Divi-dends to shareholders are declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

  C. FEDERAL TAXES. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to dis-tribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for fed-eral income or excise tax is necessary.

  D. DEFERRED ORGANIZATION EXPENSES. Organizational costs are being amortized on a straight-line basis over a five-year period. The amount paid by the Fund on any redemption of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses which the number of the ini-tial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption. To the extent that the proceeds of the redemptions are less than such pro rata portion of any unamortized organiza-tion expenses, DEVCAP has agreed to reimburse the Fund for such difference.

  E. OTHER. All net investment income of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

  A. ADMINISTRATION. The Fund has retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as Administrator and Distributor. Signature pro-vides administrative services necessary for the operations of the Fund, fur-nishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers. For its services under the Administrative Services Agreement, Signature receives from the Fund a fee accrued daily at an annual rate equal to 0.20% of the Fund's average daily net assets.

                           DEVCAP SHARED RETURN FUND
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                            YEAR ENDED JULY 31, 1997

  B. DISTRIBUTION. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. Signature acts as agent of the Fund and principal un-derwriter of shares of the Fund pursuant to the Plan. Under the Plan, the Fund may pay Signature a fee not to exceed 0.25% per annum of the Fund's average daily net assets in anticipation of, or in reimbursement for, expenses incurred in connection with the sale of shares of the Fund. Such expenses include pay-ments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of the Distributor, ad-vertising used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. No expenses were incurred by the Fund in connection with the distribution plan for the year ended July 31, 1997.

  C. REIMBURSEMENT OF EXPENSES. DEVCAP has agreed that it will reimburse the Fund to the extent necessary to maintain the Fund's total operating expenses (which includes expenses of the Fund and Portfolio) at an annual rate of 1.75% of the Fund's average daily net assets.

3. INVESTMENT TRANSACTIONS. Additions and reductions in the Fund's investment in the Portfolio aggregated $1,168,238 and $289,745 respectively.

[LOGO] KPMG PEAT MARWICK LLP

INDEPENDENT AUDITORS' REPORT

The Board of Trustees
DEVCAP Shared Return Fund:

  We have audited the accompanying statement of assets and liabilities of the DEVCAP Shared Return Fund as of July 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for the year then ended and the period from October 19, 1995 (commencement of operations) to July 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and fi-nancial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the DEVCAP Shared Return Fund as of July 31, 1997, the results of its opera-tions for the year then ended and the changes in its net assets and financial highlights for the year then ended and the period from October 19, 1995 to July 31, 1996 in conformity with generally accepted accounting principles.

                                          /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
September 19, 1997

                         DOMINI SOCIAL INDEX PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 JULY 31, 1997
COMMON STOCKS -- 99.1%

                                                            SHARES    VALUE
APPAREL -- 0.9%
Brown Group, Inc. .........................................  1,400 $     24,500
Hartmarx Corp. (b).........................................  2,300       17,394
Liz Claiborne..............................................  5,300      253,738
Nike, Inc. ................................................ 21,900    1,364,644
Osh Kosh B'Gosh............................................    800       17,100
Phillips-Van Heusen Corp. .................................  1,900       26,600
Reebok International Ltd. (b)..............................  4,100      211,663
Russell Corp. .............................................  2,700       78,806
Springs Industries, Inc. ..................................  1,600       77,400
Stride Rite Corp. .........................................  3,400       46,113
Timberland Co. (b).........................................    600       38,775
V.F. Corp. ................................................  4,800      430,800
                                                                   ------------
                                                                      2,587,533
                                                                   ------------
BANKING -- 7.8%
Banc One Corp. ............................................ 43,695    2,452,382
BankAmerica Corp. ......................................... 53,900    4,069,250
BankBoston Corp. .......................................... 11,100      942,806
Bankers Trust New York Corp. ..............................  5,800      586,888
Barnett Banks, Inc. ....................................... 15,000      854,063
CoreStates Financial Corp. ................................ 15,600      962,325
Fifth Third Bancorp........................................ 12,050      761,409
First Chicago NBD Corp. ................................... 23,606    1,791,105
J P Morgan & Co. Inc. ..................................... 13,900    1,610,663
Mellon Bank Corp. ......................................... 19,500      983,531
Norwest Corp. ............................................. 28,200    1,778,363
PNC Bank Corp. ............................................ 24,300    1,111,725
SunTrust Banks, Inc. ...................................... 16,600    1,065,512
Vermont Financial Services Corp. ..........................    200       10,100
Wachovia Corp. ............................................ 12,200      786,900
Washington Mutual, Inc. ................................... 18,880    1,305,080
Wells Fargo & Co. .........................................  6,700    1,842,081
                                                                   ------------
                                                                     22,914,183
                                                                   ------------
COMMERCIAL PRODUCTS & SERVICES -- 1.7%
Avery Dennison Corp. ......................................  7,900      348,588
Cintas Corp. ..............................................  3,400      222,700
DeVry Inc (b)..............................................  2,700       79,313
Deluxe Corp. ..............................................  6,200      206,538
HON Industries, Inc. ......................................  2,300      137,425
Harland (John H.) Co. .....................................  2,300       45,138
Herman Miller, Inc. .......................................  3,600      178,650
Ikon Office Solutions Inc. ................................ 10,000      291,875
Kelly Services.............................................  2,775       83,944
Moore Corp. Ltd. ..........................................  6,300      136,631

                                                             SHARES    VALUE
COMMERCIAL PRODUCTS & SERVICES -- CONTINUED
National Service Industries.................................  3,600 $    177,525
New England Business Services, Inc. ........................    800       23,600
Pitney Bowes, Inc. ......................................... 11,000      826,375
Standard Register...........................................  2,000       64,750
Tennant Co. ................................................  1,000       35,500
Xerox Corp. ................................................ 24,500    2,015,125
                                                                    ------------
                                                                       4,873,677
                                                                    ------------
CONSTRUCTION -- 0.2%
Apogee Enterprises, Inc. ...................................  2,000       42,750
Centex Corp. ...............................................  2,400      133,800
Fleetwood Enterprises, Inc. ................................  2,400       77,850
Granite Construction Inc. ..................................  1,100       22,825
Kaufman & Broad Home Corp. .................................  2,700       57,713
Rouse Co. ..................................................  5,100      151,406
Skyline Corp. ..............................................    500       12,719
TJ International, Inc. .....................................  3,500       85,750
                                                                    ------------
                                                                         584,813
                                                                    ------------
ENERGY -- 3.0%
ARCO Chemical Co. ..........................................  7,400      334,850
Amoco Corp. ................................................ 37,400    3,515,600
Anadarko Petroleum Corp. ...................................  4,500      314,438
Apache Corp. ...............................................  6,800      239,700
Atlantic Richfield Co. ..................................... 24,400    1,825,426
Consolidated Natural Gas....................................  7,000      405,125
Helmerich & Payne Inc. .....................................  2,100      141,356
Louisiana Land & Exploration Co. ...........................  2,800      197,750
Monterey Resources Inc. ....................................  3,087       47,085
Oryx Energy Co. (b).........................................  8,100      199,969
Pennzoil Co. ...............................................  3,300      257,813
Rowan Companies, Inc. (b)...................................  6,600      216,975
Santa Fe Energy Resources, Inc. (b).........................  7,000       60,375
Sun Co., Inc. ..............................................  5,600      200,550
Western Atlas, Inc. (b).....................................  4,100      326,206
Williams Companies, Inc .................................... 12,000      549,000
                                                                    ------------
                                                                       8,832,218
                                                                    ------------
FINANCIAL SERVICES -- 5.7%
A.G. Edwards, Inc ..........................................  4,825      203,856
Ahmanson (H. F.) & Company..................................  7,600      404,225
American Express Co......................................... 35,700    2,989,875
Beneficial Corp. ...........................................  4,000      290,000
Block (H. & R.), Inc. ......................................  8,000      306,500

                         DOMINI SOCIAL INDEX PORTFOLIO
                     PORTFOLIO OF INVESTMENTS -- CONTINUED

                                 JULY 31, 1997
COMMON STOCKS -- CONTINUED

                                                            SHARES     VALUE
FINANCIAL SERVICES -- CONTINUED
Dime Bancorp, Inc. ........................................   8,000 $    160,500
Federal Home Loan Mortgage Corporation.....................  52,600    1,896,888
Federal National Mortgage
 Association...............................................  80,800    3,822,850
First Fed Financial Corp. (b)..............................     600       20,700
Golden West Financial Corp. ...............................   4,300      361,738
Household International Inc. ..............................   8,100    1,048,950
MBIA, Inc. ................................................   3,200      377,600
MBNA, Corp. ...............................................  25,300    1,138,500
Merrill Lynch & Co., Inc. .................................  25,000    1,760,937
Piper Jaffrey Inc. ........................................   1,500       32,156
Schwab (Charles) & Co., Inc. ..............................  13,200      617,925
Student Loan Marketing Association.........................   4,300      644,731
Transamerica Corp. ........................................   5,000      504,375
Value Line, Inc. ..........................................     500       20,250
Wesco Financial Corp. .....................................     400      116,000
                                                                    ------------
                                                                      16,718,556
                                                                    ------------
FOODS & BEVERAGES -- 9.3%
Ben & Jerry's (b)..........................................     700        9,013
CPC International, Inc. ...................................  10,900    1,045,718
Campbell Soup Co. .........................................  35,100    1,820,813
Coca-Cola Co. ............................................. 188,500   13,053,625
Fleming Companies, Inc. ...................................   2,500       39,844
General Mills, Inc. .......................................  12,200      843,325
Heinz (H. J.) Co. .........................................  27,800    1,284,013
Hershey Foods Corp. .......................................  11,600      640,900
Kellogg Co. ...............................................  15,700    1,442,438
Natures Sunshine Products, Inc. ...........................   1,100       22,550
Odwalla, Inc. (b)..........................................   1,300       13,163
Pepsico, Inc. ............................................. 116,500    4,463,406
Quaker Oats Co. ...........................................  10,500      537,469
Ralston-Purina Group.......................................   8,100      731,025
SUPERVALUE, Inc. ..........................................   4,600      186,300
Smucker (J.M.) Co. ........................................   2,100       50,663
Sysco Corp. ...............................................  13,200      492,525
Tootsie Roll Industries, Inc. .............................   1,779       87,188
Wrigley (Wm) Jr. Co. ......................................   8,800      677,050
                                                                    ------------
                                                                      27,441,028
                                                                    ------------
HEALTH CARE -- 8.3%
ALZA Corp. (b).............................................   6,400      206,800
Acuson Corp. (b)...........................................   2,000       52,625
Allergan, Inc. ............................................   4,800      153,300
Angelica Corp. ............................................     800       15,400
Becton Dickinson & Co. ....................................   9,300      498,713

                                                            SHARES     VALUE
HEALTH CARE -- CONTINUED
Bergen Brunswig Corp. .....................................   3,618 $    107,636
Biomet, Inc. ..............................................   8,400      167,475
Boston Scientific Corp. (b)................................  14,700    1,054,725
Forest Laboratories, Inc. (b)..............................   2,900      131,950
Humana, Inc. (b)...........................................  12,300      299,813
Johnson & Johnson.......................................... 101,300    6,312,256
Manor Care, Inc. ..........................................   4,700      155,100
Marquette Medical Systems, Inc. --Class A (b)..............   1,500       38,625
Medtronic, Inc. ...........................................  18,000    1,570,500
Merck & Co., Inc. .........................................  91,700    9,531,069
Mylan Labs, Inc. ..........................................   9,700      163,688
Oxford Health Plans, Inc. (b)..............................   5,900      495,969
Schering-Plough Corp. .....................................  55,400    3,022,763
St. Jude Medical, Inc. (b).................................   6,900      281,606
Stryker Corp. .............................................   7,400      288,600
Sunrise Medical, Inc. (b)..................................   1,500       22,500
United American Healthcare Corp. (b).......................     300        2,063
                                                                    ------------
                                                                      24,573,176
                                                                    ------------
HOUSEHOLD GOODS -- 5.0%
Alberto Culver Co. -- Class B..............................   4,300      120,669
Avon Products, Inc. .......................................  10,000      725,625
Bassett Furniture Industries, Inc. ........................     900       27,000
Black & Decker Corp. ......................................   7,400      311,725
Church & Dwight Co., Inc. .................................   4,400      130,625
Clorox Co. ................................................   3,900      544,538
Colgate-Palmolive Co. .....................................  22,300    1,689,225
Fedders Corp. .............................................   2,700       16,369
Handleman Co. (b)..........................................   2,500       16,094
Harman International Industries............................   1,230       48,893
Hasbro Inc. ...............................................   9,850      302,272
Huffy Corp. ...............................................     700       10,325
Leggett & Platt, Inc. .....................................   7,000      317,625
Mattel, Inc. ..............................................  22,085      767,454
Maytag Corp. ..............................................   7,400      215,988
Newell Co. ................................................  12,100      507,444
Oneida Ltd. ...............................................     800       23,600
Procter & Gamble Co. ......................................  51,300    7,804,012
Rubbermaid, Inc. ..........................................  11,300      294,506
Shaw Industries............................................  10,000      106,875
Snap-On Inc. ..............................................   4,450      183,563
Stanhome, Inc. ............................................   1,100       36,231
Stanley Works..............................................   6,700      303,594
Thomas Industries Inc. ....................................     800       23,700
Whirlpool Corp. ...........................................   5,700      285,000
                                                                    ------------
                                                                      14,812,952
                                                                    ------------

                         DOMINI SOCIAL INDEX PORTFOLIO
                     PORTFOLIO OF INVESTMENTS -- CONTINUED

                                 JULY 31, 1997
COMMON STOCKS -- CONTINUED

                                                             SHARES    VALUE
INSURANCE -- 6.6%
Aetna, Inc. ................................................ 11,370 $  1,295,469
American General Corp. ..................................... 18,162      967,127
American International Group................................ 52,400    5,580,600
Chubb Corp. ................................................ 13,200      930,600
Cigna Corp. ................................................  5,600    1,117,200
Cincinnati Financial Corp. .................................  3,995      330,087
General Re Corp. ...........................................  6,100    1,274,138
Hartford Steam Boiler, Inc. ................................  1,600       89,200
Jefferson Pilot Corp. ......................................  5,500      390,844
Lincoln National Corp. .....................................  7,800      554,775
Marsh & McLennan Companies, Inc. ........................... 12,500      967,969
Providian Financial Corp. ..................................  7,100      278,231
ReliaStar Financial Corp. ..................................  2,800      214,725
SAFECO Corp. ...............................................  9,800      469,175
St. Paul Cos. ..............................................  6,300      494,156
Torchmark Corp. ............................................  5,200      414,050
Travelers, Inc. ............................................ 48,500    3,488,969
UNUM Corp. ................................................. 10,700      476,150
USF&G Corp. ................................................  8,400      206,325
                                                                    ------------
                                                                      19,539,790
                                                                    ------------
MEDIA -- 3.4%
Disney (Walt) Co. .......................................... 51,400    4,153,763
BET Holdings, Inc. -- Class A (b)...........................    900       36,000
Banta Corp. ................................................  2,350       64,919
Comcast Corp. .............................................. 26,500      601,219
Dow Jones & Co., Inc. ......................................  7,300      315,269
Harcourt General Inc. ......................................  5,200      245,700
King World Productions Inc. ................................  2,700      109,013
Lee Enterprises, Inc. ......................................  3,500       89,688
McGraw-Hill Companies.......................................  7,800      528,938
Media General, Inc.--Class A................................  1,900       67,450
Meredith Corp. .............................................  3,900      107,981
New York Times Co. .........................................  7,300      366,825
R.R. Donnelley & Sons....................................... 11,100      446,081
Scholastic Corp. (b)........................................  2,200       77,550
Tele-Communications, Inc. --
 Series A (b)............................................... 50,100      857,962
Times Mirror Co. -- Class A.................................  7,500      409,687
U S West Media Group........................................ 45,900    1,012,669
Viacom Inc. -- Class A (b)..................................  4,900      149,756
Washington Post Co. ........................................    800      331,000
                                                                    ------------
                                                                       9,971,470
                                                                    ------------

                                                             SHARES    VALUE
MISCELLANEOUS -- 1.8%
Cross (A.T.)................................................    900 $      7,988
American Greetings Corp. ...................................  5,800      194,300
Avnet, Inc. ................................................  3,400      223,763
Bemis Co. ..................................................  3,900      179,156
CPI Corp. ..................................................    600       12,225
Case Corp. .................................................  5,600      349,650
Deere & Co. ................................................ 19,200    1,092,000
General Signal..............................................  4,000      196,750
Gibson Greetings Inc. (b)...................................    900       20,363
Hillenbrand Industries Inc. ................................  5,300      243,138
Hunt Manufacturing, Inc. ...................................    600       12,713
Ionics, Inc. (b)............................................  1,400       59,325
Jostens Inc. ...............................................  2,600       67,113
Marriott International, Inc. ...............................  9,600      660,000
Omnicom Group...............................................  6,200      432,838
Polaroid Corp. .............................................  3,400      202,300
Sealed Air Corp. (b)........................................  3,400      159,375
Service Corp. International................................. 18,100      615,400
Sonoco Products Co. ........................................  6,805      226,692
Toro Co. ...................................................    800       29,200
Whitman Corp. ..............................................  7,700      194,425
                                                                    ------------
                                                                       5,178,714
                                                                    ------------
MISCELLANEOUS MANUFACTURING -- 2.2%
Applied Materials, Inc. (b)................................. 13,700    1,258,687
CLARCOR Inc. ...............................................    900       23,344
Cincinnati Milacron.........................................  2,800       78,400
Crown Cork & Seal, Inc. ....................................  9,800      495,513
Dionex, Corp. (b)...........................................    800       36,500
Fastenal Co. ...............................................  2,700      151,031
Gerber Scientific Inc. .....................................  1,700       35,913
Graco Inc. .................................................  1,450       47,759
Illinois Tool Works Inc. ................................... 18,800      975,250
Isco, Inc. .................................................    300        2,438
James River Corp. ..........................................  6,300      259,481
Kimberly-Clark Corp. ....................................... 42,564    2,157,463
Lawson Prods, Inc. .........................................    800       21,000
Millipore Corp. ............................................  3,300      145,819
Nordson Corp. ..............................................  1,500       91,500
Philip Services (b).........................................  1,527       22,722
Thermo Electron Corp. ...................................... 11,330      387,344
WH Brady Co. -- Class A.....................................  1,400       41,475
Watts Industries Inc. -- Class A............................  1,900       47,975
Wellman, Inc. ..............................................  2,200       50,050
Zurn Industries, Inc. ......................................    700       20,694
                                                                    ------------
                                                                       6,350,358
                                                                    ------------

                         DOMINI SOCIAL INDEX PORTFOLIO
                     PORTFOLIO OF INVESTMENTS -- CONTINUED

                                 JULY 31, 1997
COMMON STOCKS -- CONTINUED

                                                             SHARES    VALUE
RESOURCE DEVELOPMENT -- 1.9%
Air Products & Chemicals....................................  8,300 $    731,956
Aluminum Company Of America................................. 13,100    1,159,350
Battle Mountain Gold Co. ................................... 17,300       96,231
BetzDearborn Inc............................................  2,000      131,000
Cabot Corp. ................................................  5,200      147,225
Calgon Carbon Corp. ........................................  2,700       36,450
Consolidated Papers, Inc. ..................................  3,400      202,725
Cyprus Amax Minerals Co. ...................................  7,000      177,625
Echo Bay Mines Ltd (b)...................................... 10,600       53,000
Fuller H. B. Co. ...........................................  1,300       67,113
Inland Steell Industries, Inc. .............................  3,600       82,575
Mead Corp. .................................................  3,700      266,400
Morton International Inc. -- New............................ 10,700      357,781
Nalco Chemical..............................................  4,900      199,981
Nucor Corp. ................................................  6,650      412,716
Praxair, Inc. .............................................. 11,900      655,987
Sigma-Aldrich Corp. ........................................  7,800      270,075
Westvaco Corp. .............................................  7,900      264,156
Worthington Industries......................................  7,300      144,632
                                                                    ------------
                                                                       5,456,978
                                                                    ------------
RETAIL -- 9.6%
Albertson's, Inc. .......................................... 18,900      700,481
American Stores Co. ........................................ 20,900      527,725
Bob Evans Farms.............................................  3,000       49,875
CVS Corp. .................................................. 12,600      716,625
Charming Shoppes Inc. (b)...................................  7,900       46,413
Circuit City Stores.........................................  7,500      271,875
Claire's Stores Inc. .......................................  3,200       68,800
Costco Companies Inc. (b)................................... 15,915      602,781
Dayton-Hudson Corp. ........................................ 16,400    1,059,850
Dillards Inc. -- Class A Stock..............................  8,600      325,188
Dollar General..............................................  6,659      292,996
Egghead Inc. (b)............................................  1,500        9,563
Gap, Inc. (The)............................................. 20,600      915,413
Giant Food Inc. ............................................  4,400      147,675
Great Atlantic & Pacific Tea Co. ...........................  2,900       79,569
Hannaford Brothers Co. .....................................  3,000      102,375
Hechinger Co. -- Class A (b)................................  3,000        7,875
Home Depot Inc ............................................. 55,449    2,765,519
International Dairy Queen, Inc. (b).........................  1,800       44,550
Kmart Corp. (b)............................................. 36,800      437,000
Kroger Co. (b).............................................. 19,200      567,600
Land's End, Inc. (b)........................................  2,200       65,175
Lillian Vernon Corp. .......................................  1,000       16,750

                                                            SHARES     VALUE
RETAIL -- (CONTINUED)
Longs Drugstores Corp. ....................................   2,900 $     78,119
Lowe's Companies, Inc. ....................................  13,100      492,888
Luby's Cafeterias, Inc. ...................................   1,800       35,438
May Department Stores Co...................................  17,900    1,000,163
McDonald's Corp. ..........................................  52,500    2,821,875
Mercantile Stores Company, Inc. ...........................   2,600      174,688
Nordstrom, Inc ............................................   5,800      328,788
Penney (J.C.) Company, Inc. ...............................  18,600    1,088,100
Ruby Tuesday, Inc. ........................................   1,400       35,613
Ryans Family Steakhouse (b)................................   3,600       31,050
Sears Roebuck..............................................  29,600    1,874,050
Sherwin Williams Co. ......................................  13,000      416,813
Spec's Music, Inc. (b).....................................     200          125
Starbucks Corp. (b)........................................   6,100      249,719
TCBY Enterprises, Inc. ....................................   1,900       13,063
TJX Cos., Inc. ............................................  11,800      352,525
Tandy Corp. ...............................................   4,300      255,581
The Limited, Inc. .........................................  20,400      455,175
The Pep Boys...............................................   4,400      146,300
Toys 'R' Us, Inc. (b)......................................  21,520      733,025
Wal-Mart Stores, Inc. ..................................... 172,400    6,475,775
Walgreen Co. ..............................................  18,600    1,050,900
Wholefoods Market, Inc. (b)................................   3,300      113,850
Woolworth Corp. (b)........................................  10,200      288,788
                                                                    ------------
                                                                      28,334,084
                                                                    ------------
TECHNOLOGY -- 22.5%
3 Com Corp. (b)............................................  25,100    1,372,656
AT & T Corp. .............................................. 123,700    4,553,706
Advanced Micro Devices (b).................................  10,800      378,675
Amdahl Corp. (b)...........................................   9,300      109,856
American Power Conversion Corp. (b)........................   6,900      171,638
Analog Devices (b).........................................  12,100      380,394
Apple Computer, Inc. (b)...................................   9,600      168,000
Autodesk, Inc. ............................................   3,500      148,313
Automatic Data Processing, Inc. ...........................  22,200    1,098,900
Baldor Electric Co. .......................................   1,900       59,375
Borland International Inc. (b).............................   2,400       19,800
Broderbund Software, Inc. (b)..............................   1,400       30,363
Cisco Systems, Inc. (b)....................................  50,400    4,009,950
Compaq Computer (b)........................................  51,900    2,964,788
Computer Associates International .........................  27,400    1,864,913
Cooper Industries, Inc. ...................................   9,000      500,063
DSC Communications (b).....................................   8,900      262,550
Digital Equipment Corp. (b)................................  11,600      477,775
Grainger (W.W.), Inc. .....................................   3,900      374,400

                         DOMINI SOCIAL INDEX PORTFOLIO
                     PORTFOLIO OF INVESTMENTS -- CONTINUED

                                 JULY 31, 1997
COMMON STOCKS -- CONTINUED

                                                            SHARES     VALUE
TECHNOLOGY -- CONTINUED
Hewlett-Packard Company....................................  77,200 $  5,408,825
Hubbell Inc.--Class B......................................   5,160      245,423
Hutchinson Technology Inc. (b).............................   1,200       36,975
Intel Corp. ............................................... 124,600   11,439,838
International Business Machines............................  75,500    7,984,125
MCI Communications Corp. ..................................  52,000    1,836,250
Merix Corp. (b)............................................     300        5,250
Micron Technology, Inc. ...................................  15,900      774,131
Microsoft Corp. (b)........................................  91,100   12,890,650
Molex Inc. ................................................   9,650      375,747
National Semiconductor Corp. (b)...........................  10,700      337,050
Novell Inc. (b)............................................  26,200      198,546
Perkin-Elmer Corp. ........................................   3,300      269,363
Quarterdeck Corp. (b)......................................   2,900        8,338
Raychem Corp. .............................................   3,100      300,700
Shared Medical Systems Corp. ..............................   1,900      102,600
Solectron Corp. (b)........................................   4,300      339,163
Sprint Corp. ..............................................  32,500    1,608,750
Stratus Computer, Inc. (b).................................   1,900      103,550
Sun Microsystems, Inc. (b).................................  27,900    1,274,681
Tandem Computers, Inc. (b).................................   8,800      258,500
Tektronix, Inc. ...........................................   2,500      154,375
Tellabs, Inc. (b)..........................................  13,600      814,300
Thomas & Betts Corp. ......................................   4,200      239,925
Xilinx, Inc. (b)...........................................   5,600      265,300
                                                                    ------------
                                                                      66,218,470
                                                                    ------------
TRANSPORTATION -- 1.8%
AMR Corp. (b)..............................................   6,800      731,425
Airborne Freight Corp. ....................................   1,700       83,406
Alaska Air Group, Inc. (b).................................     800       23,650
CSX Corp. .................................................  16,400    1,012,700
Consolidated Freightways Corp. (b).........................   1,700       25,819
Delta Air Lines, Inc. .....................................   5,300      471,038
Federal Express Corp. (b)..................................   8,700      561,694
GATX Corp. ................................................   1,700      104,656
Norfolk Southern Corp. ....................................   9,500    1,052,125
Roadway Express Inc. ......................................   1,600       36,625
Ryder System...............................................   5,600      200,550
Southern New England Telecommunication Corp. ..............   4,900      194,775
Southwest Airlines, Inc. ..................................  11,000      321,062
UAL Corp. (b)..............................................   4,500      369,281
Yellow Corp. (b)...........................................   2,000       54,000
                                                                    ------------
                                                                       5,242,806
                                                                    ------------

                                                             SHARES    VALUE
UTILITIES -- 6.9%
AGLResources Inc. ..........................................  4,100 $     85,844
American Water Works Co. ...................................  5,900      127,956
Ameritech Corp. ............................................ 41,800    2,818,888
Bell Atlantic Corp. ........................................ 33,300    2,416,331
BellSouth Corp. ............................................ 75,500    3,576,813
Brooklyn Union Gas Co. .....................................  3,900      117,244
CalEnergy, Inc. (b).........................................  4,800      193,500
Citizens Utilities--Class A (b)............................. 13,966      117,846
Connecticut Energy Corp. ...................................    700       15,969
Eastern Enterprises.........................................  1,600       57,300
El Paso Natural Gas Co. ....................................  4,600      265,938
Energen Corp. ..............................................  1,100       39,875
Enron Corp. ................................................ 23,100      876,356
Equitable Resources, Inc. ..................................  2,400       71,550
Frontier Corp. ............................................. 12,400      255,750
Idaho Power Co. ............................................  2,700       87,581
LG&E Energy Corp. ..........................................  4,700      102,519
MCN Corp. ..................................................  5,800      183,788
NICOR, Inc. ................................................  3,900      142,838
NYNEXCorp. ................................................. 33,200    1,840,525
Northwestern Public Service Co. ............................  1,500       28,125
OGE Energy Corp. ...........................................  3,100      141,825
Oneok Inc. .................................................  2,000       70,000
Pacific Enterprises.........................................  6,300      210,656
Peoples Energy Corp. .......................................  2,400       92,100
Potomac Electric Power......................................  9,000      200,813
Public Service Co. of Colorado..............................  4,800      199,800
SBC Communications, Inc. ................................... 69,459    4,111,093
Sonat, Inc. ................................................  6,500      324,188
Telephone and Data Systems, Inc. ...........................  4,400      168,850
U S West, Inc. (b).......................................... 36,100    1,319,906
Washington Gas Light........................................  3,300       85,800
                                                                    ------------
                                                                      20,347,567
                                                                    ------------
VEHICLE COMPONENTS -- 0.5%
Cooper Tire & Rubber Co. ...................................  5,700      142,144
Cummins Engine Co., Inc. ...................................  2,900      227,650
Dana Corp. .................................................  8,000      363,500
Federal-Mogul Corp. ........................................  2,400       84,900
Genuine Parts............................................... 13,600      443,700
Modine Mfg Co. .............................................  2,100       65,625
SPX Corp. (b)...............................................    800       41,600

                         DOMINI SOCIAL INDEX PORTFOLIO
                     PORTFOLIO OF INVESTMENTS -- CONTINUED

                                 JULY 31, 1997
COMMON STOCKS -- CONTINUED

                                                            SHARES    VALUE
VEHICLE COMPONENTS -- CONTINUED
Smith (A.O.) Corp. ........................................ 1,200  $     42,975
Spartan Motors, Inc. ......................................   700         6,213
                                                                   ------------
                                                                      1,418,307
                                                                   ------------
Total Common Stock (cost $200,235,272) (a)........................  291,396,680
Other Assets Less Liabilities -- 0.9%.............................      962,290
                                                                   ------------
NET ASSETS -- 100.0%.............................................. $292,358,970
                                                                   ============

--------
(a) The aggregate cost for federal income tax purposes is $200,235,272, the ag-gregate gross unrealized appreciation is $92,193,207, and the aggregate gross unrealized depreciation is $1,031,799, resulting in net unrealized appreciation of $91,161,408.
(b) Non-income producing security.


                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997

--------------------------------------------------------------------------------

ASSETS:
  Investments at value (Cost $200,235,272) (Note 1)       $291,396,680
  Cash                                                       3,566,465
  Dividends receivable                                         378,347
                                                          ------------
    Total assets                                           295,341,492
                                                          ------------
LIABILITIES:
  Payable for securities purchased                           2,932,971
  Expense payment fee payable (Note 2)                          49,551
                                                          ------------
    Total liabilities                                        2,982,522
                                                          ------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS  $292,358,970
                                                          ============
NET ASSETS CONSIST OF:
  Paid-in capital                                         $292,358,970
                                                          ============

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign withholding tax of
   $536)                                                   $ 2,657,798
EXPENSES (NOTES 1 AND 2):
  Expense payment and sponsorship fees                         417,522
  Custody fees offset by compensating balances                  70,377
                                                           -----------
    Total expenses                                             487,899
    Fees paid indirectly                                       (70,377)
                                                           -----------
    Net expenses                                               417,522
                                                           -----------
NET INVESTMENT INCOME                                        2,240,276
NET REALIZED GAIN ON INVESTMENTS (NOTE 3):
  Proceeds from sales                          $ 2,468,457
  Cost of securities sold                        2,035,040
                                               -----------
    Net realized gain on investments                           433,417
NET CHANGE IN UNREALIZED APPRECIATION OF
 INVESTMENTS:
  Beginning of year                             16,620,535
  End of year                                   91,161,408
                                               -----------
    Net change in unrealized appreciation of
   investments                                              74,540,873
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                $77,214,566
                                                           ===========

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     FOR THE        FOR THE
                                                   YEAR ENDED     YEAR ENDED
                                                  JULY 31, 1997  JULY 31, 1996
                                                  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income                           $  2,240,276   $  1,132,780
  Net realized gain on investments                     433,417        697,337
  Net change in unrealized appreciation of
   investments                                      74,540,873      6,861,507
                                                  ------------   ------------
  Net increase in net assets resulting from
   operations                                       77,214,566      8,691,624
                                                  ------------   ------------
Transactions in Investors' Beneficial Interest:
  Additions                                        137,135,556     52,533,365
  Reductions                                       (22,391,710)   (14,827,219)
                                                  ------------   ------------
  Net increase in net assets from transactions in
   investors' beneficial interests                 114,743,846     37,706,146
                                                  ------------   ------------
Total Increase in Net Assets                       191,958,412     46,397,770
NET ASSETS:
  Beginning of year                                100,400,558     54,002,788
                                                  ------------   ------------
  End of year                                     $292,358,970   $100,400,558
                                                  ============   ============

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

                           FOR THE YEAR ENDED JULY 31,
                         -----------------------------------------------------------------
                          1997              1996             1995        1994        1993
                         ------            ------            -----       -----       -----
Ratio of net investment
 income to average net
 assets                    1.34%(/1/)        1.48%(/1/)       1.85%(/2/)  2.13%(/2/)  1.88%
Ratio of total expenses
 to average net assets     0.29%(/1/)(/3/)   0.59%(/1/)(/3/)  0.43%(/2/)  0.29%(/2/)  0.29%
Portfolio turnover            1%                5%               6%          8%          4%
Average commission rate
 paid per share          $ 0.05            $ 0.05               --          --          --

--------
(/1/)Had the Expense Payment Agreement and Sponsor Arrangement not been in place, the ratios of net investment income and total expenses to average net assets for the years ended July 31, 1997 and July 31, 1996 would have been 1.34% and 0.25% and 1.14% and 0.85%, respectively.
(/2/)Reflects a voluntary waiver of fees by the Administrator and Adviser due to the limitations set forth in the Expense Reimbursement Agreement. Had the Administrator and Adviser not waived their fees, the ratios of net in-vestment income and expenses to average net assets for the years ended July 31, 1995 and 1994 would have been 1.75% and 0.53% and 2.00% and 0.42%, respectively.
(/3/)Ratioof total expenses to average net assets for the years ended July 31, 1997 and 1996 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.25% and 0.50% for the years ended July 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements

                         DOMINI SOCIAL INDEX PORTFOLIO
                  NOTES TO FINANCIAL STATEMENTS [-- CONTINUED]

                                 JULY 31, 1997

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Domini Social Index Portfolio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), the Index Portfolio's Adviser. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations upon effectiveness on August 10, 1990 and began investment operations on June 3, 1991.

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the re-porting period. Actual results could differ from those estimates. The follow-ing is a summary of the Index Portfolio's significant accounting policies.

  (A) VALUATION OF INVESTMENTS: The Index Portfolio values securities at the last reported sale price, or at the last reported bid price if no sales are reported.

  (B) DIVIDEND INCOME: Dividend income is recorded on the ex-dividend date.

  (C) FEDERAL TAXES: The Index Portfolio's policy is to comply with the appli-cable provisions of the Internal Revenue Code. Accordingly, no provision for Federal taxes is deemed necessary.

  (D) OTHER: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

  (A) INVESTMENT ADVISORY FEES: The Index Portfolio has retained KLD as the Investment Adviser of the Index Portfolio. The services provided by KLD con-sist of the determination of the stocks to be included in the Index and evalu-ating, in accordance with KLD's criteria, debt securities which may be pur-chased by the Index Portfolio. For its services under the Investment Advisory Agreement, KLD receives from the Index Portfolio a fee accrued daily at an an-nual rate equal to 0.025% of the Index Portfolio's average daily net assets. Prior to October 4, 1996, KLD received an investment advisory fee accrued daily at an annual rate equal to 0.050% of the Index Portfolio's average daily net assets.

  (B) INVESTMENT MANAGEMENT FEES: The Index Portfolio has retained Mellon Eq-uity Associates ("MEA") as the Investment Manager of the Index Portfolio. MEA does not determine the composition of the Index. Under the Management Agree-ment, the Index Portfolio pays MEA an investment management fee equal on an annual basis to 0.10% of the Index Portfolio's average daily net assets. Prior to October 4, 1996 MEA received a fee based on the following percentages of the Index Portfolio's average daily net assets; 0.10% of assets up to $50 mil-lion; 0.30% of assets between $50 million and $100 million; 0.20% of assets between $100 million and $500 million; and 0.15% of assets over $500 million.

  (C) SPONSOR FEES: Pursuant to a Sponsorship Agreement dated November 6, 1996, KLD agreed to pay all of the ordinary operating expenses of the Index Portfolio except the sponsorship fee and excluding brokerage fees and commis-sions, interest, taxes and extraordinary expenses. Under this arrangement,

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

                         DOMINI SOCIAL INDEX PORTFOLIO
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                                 JULY 31, 1997

KLD receives sponsorship fees from the Index Portfolio at an annual rate equal to 0.20% of the average daily net assets of the Index Portfolio. From October 4, 1996 to November 5, 1996 the Administrator, Signature Broker-Dealer Servic-es, Inc. ("Signature"), received expense payment fees from the Index Portfolio at an annual rate equal to 0.20% of the average daily net assets of the Index Portfolio, and prior to October 4, 1996, at an annual rate equal to 0.50% of the average daily net assets of the Index Portfolio. The Sponsorship Arrange-ment is scheduled to terminate on December 31, 1999. For the year ended
July 31, 1997, the Sponsor and Administrator incurred approximately $370,950 in expenses on behalf of the Index Portfolio.

  (D) ADMINISTRATION FEES: Pursuant to an Administrative Services Agreement between KLD and Signature, Signature serves as Administrator of the Index Portfolio. Certain officers of Signature serve as officers and trustees to the Index Portfolio. Under the Administrative Services Agreement, Signature pro-vides management and administrative services necessary for the operations of the Index Portfolio, furnishes office space and facilities required for con-ducting the business of the Index Portfolio and pays the compensation of the Index Portfolio's officers and trustees affiliated with Signature. For these services Signature receives from KLD a fee accrued daily at an annual rate equal to 0.025% of the Index Portfolio's average daily net assets.

NOTE 3 -- INVESTMENT TRANSACTIONS

  Purchase and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $119,258,928 and $2,468,458, respectively. Custody fees of the Portfolio were reduced by $70,377 which was compensation for uninvested cash left on deposit with the custodian. Cash balances could have been employed to earn additional income for the Portfolio.

NOTE 4 -- MANAGEMENT RESTRUCTURING

  On June 30, 1997, the Board of Trustees (the "Board") of the Index Portfolio voted to approve certain management changes (the "Management Restructuring") in order to provide for a more centralized management structure. The Manage-ment Restructuring includes the Index Portfolio, subject to shareholder ap-proval, entering into a new management agreement with Domini Social Invest-ments LLC to provide investment supervisory and administrative services and a new submanagement agreement with MEA to manage the investments of the Index Portfolio on a day to day basis.

  In connection with the Management Restructuring, the Board has also approved the termination of the existing Sponsorship Agreement with KLD, including the expense payment arrangements.

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

[LOGO] KPMG PEAT MARWICK LLP

INDEPENDENT AUDITORS' REPORT

The Board of Trustees
Domini Social Index Portfolio:

  We have audited the accompanying statement of assets and liabilities, in-cluding the portfolio of investments, of the Domini Social Index Portfolio as of July 31, 1997, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial high-lights are the responsibility of the Portfolio's management. Our responsibil-ity is to express an opinion on these financial statements and financial high-lights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned by the Portfolio as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Index Portfolio as of July 31, 1997, the results of its op-erations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.


                                          /s/ KPMG Peat Marwick LLP
Boston, Massachusetts
August 22, 1997

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